TPG Reports Second Quarter 2023 Financial Results Quarter Ended June 30, 2023

TPG | 2 ▪ Total assets under management of $139 billion as of June 30, 2023, an increase of 9% compared to $127 billion as of June 30, 2022 ▪ GAAP net income attributable to TPG Inc. of $27 million for the second quarter ended June 30, 2023, with basic net income per share of Class A common stock of $0.32 ▪ Fee-Related Earnings of $125 million for the second quarter ended June 30, 2023, an increase of 23% year-over-year, resulting in a Fee- Related Earnings margin of 44% ▪ After-tax Distributable Earnings of $96 million (or $0.26 per share of Class A common stock) for the second quarter ended June 30, 2023 ▪ Dividend of $0.22 per share of Class A common stock for the second quarter ended June 30, 2023 San Francisco and Fort Worth, Texas – August 8, 2023 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, reported its unaudited second quarter 2023 results. TPG issued a full detailed presentation of its quarter ended June 30, 2023 results, which can be viewed through the Investor Relations section of TPG’s website at shareholders.tpg.com. "Our second quarter results demonstrate the strength and durability of TPG’s business model, with fee-related earnings growth of 23% year- over-year to $125 million,” said Jon Winkelried, Chief Executive Officer. “As we’ve been working toward closing the Angelo Gordon acquisition, we’ve also been very active in our core business. The pace of activity across our investment platforms has continued to accelerate in the current environment and we’ve made meaningful progress on several key organic growth initiatives." Dividend TPG has declared a quarterly dividend of $0.22 per share of Class A common stock to holders of record at the close of business on August 18, 2023, payable on September 1, 2023. Conference Call TPG will host a conference call and live webcast at 11:00 am ET. It may be accessed by dialing (800) 579-2543 (US toll-free) or (785) 424-1789 (international), using the conference ID TPGQ223. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast will also be available and can be accessed through the Investor Relations section of TPG's website at shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG's website. Shareholder contact: Media contact: Gary Stein Luke Barrett 212-601-4750 415-743-1550 shareholders@tpg.com media@tpg.com TPG Reports Second Quarter 2023 Financial Results

TPG | 3 TPG Reports Second Quarter 2023 Financial Results About TPG TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $139 billion of assets under management and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. Forward Looking Statements This presentation may contain “forward-looking” statements based on the Company’s beliefs and assumptions and on information currently available to the Company. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the expected filing of our amended and restated certificate of incorporation, expected growth, future capital expenditures, fund performance, dividends and dividend policy, and debt service obligations. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the acquisition of Angelo, Gordon & Co., L.P. and AG Funds L.P. (collectively, “Angelo Gordon”) on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the transaction and the integration of the Angelo Gordon business and operations; our ability to manage growth and execute our business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks. For the reasons described above, we caution you against relying on any forward-looking statements, which should be read in conjunction with the other cautionary statements included elsewhere in this presentation and risk factors discussed from time to time in the Company’s filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. Any forward-looking statement in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise any forward-looking statement after the date of this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward- looking statements as representing the views of the Company or its management as of any date subsequent to the date of the presentation. This presentation does not constitute an offer of any TPG Fund. Throughout this presentation, all current period amounts are preliminary and unaudited; totals may not sum due to rounding. See the Reconciliations and Disclosures section of this presentation for reconciliations of Non-GAAP to the most comparable GAAP measures and adjustment descriptions.

Second Quarter 2023 Financial Results

TPG | 5 ▪ Net income of $40 million for 2Q'23, compared to 1Q'23 net income of $36 million, and 2Q'22 net loss of $262 million ▪ Net income attributable to TPG Inc. of $27 million for 2Q'23, compared to net income of $25 million in 1Q'23 and net loss of $10 million in 2Q'22 GAAP Statements of Operations (Unaudited) 1. Operating profit margin, defined as net income divided by total revenues, was 242% for 2Q'22 and 7% for 2Q'23. ($ in thousands, except share and per share amounts) 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Revenues Fees and other $ 289,955 $ 327,103 $ 562,960 $ 638,574 Capital allocation-based income (398,237) 276,171 439,468 607,845 Total revenues (108,282) 603,274 1,002,428 1,246,419 Expenses Compensation and benefits Cash-based compensation and benefits 115,639 115,667 231,998 236,118 Equity-based compensation 145,140 155,166 331,051 312,459 Performance allocation compensation (298,026) 172,077 225,112 393,418 Total compensation and benefits (37,247) 442,910 788,161 941,995 General, administrative and other 77,671 104,544 179,935 209,417 Depreciation and amortization 8,558 8,304 17,257 16,526 Interest expense 4,731 8,518 9,369 15,936 Expenses of consolidated Public SPACs: Other 457 453 1,980 972 Total expenses 54,170 564,729 996,702 1,184,846 Investment income Income from investments: Net gains from investment activities (99,395) 846 (92,752) 15,662 Interest, dividends and other 782 9,983 986 17,954 Investment income of consolidated Public SPACs: Unrealized gains on derivative liabilities 5,823 667 8,480 (83) Interest, dividends and other 843 3,134 969 5,846 Total investment income (91,947) 14,630 (82,317) 39,379 Income before income taxes (254,399) 53,175 (76,591) 100,952 Income tax expense 8,098 13,164 23,102 25,267 Net income(1) (262,497) 40,011 (99,693) 75,685 Less: Net income attributable to redeemable equity in Public SPACs prior to IPO — — (517) — Net income attributable to other non-controlling interests prior to IPO — — 966 — Net income attributable to TPG Group Holdings prior to IPO — — 5,256 — Net income attributable to redeemable equity in Public SPACs 4,058 5,367 5,881 6,896 Net income attributable to non-controlling interests in TPG Operating Group (128,869) (25,306) (133,781) (50,798) Net income attributable to other non-controlling interests (127,827) 32,755 (8,923) 67,337 Net income attributable to TPG Inc. subsequent to IPO $ (9,859) $ 27,195 $ 31,425 $ 52,250 Net income available to Class A common stock - Basic per share $ (0.15) $ 0.32 $ 0.37 $ 0.59 Net income available to Class A common stock - Diluted per share $ (0.37) $ 0.02 $ (0.25) $ 0.01 Weighted average shares outstanding - Basic 79,240,058 80,540,569 79,240,058 80,022,820 Weighted average shares outstanding - Diluted 308,892,699 309,193,210 308,892,699 309,167,174

TPG | 6 Operating Metrics ($B) Non-GAAP Financial Measures ($M) Second Quarter and Last Twelve Months Highlights 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Fee-Related Revenues ("FRR") $256 $286 $496 $551 Fee-Related Earnings (“FRE”) 102 125 194 225 Realized Performance Allocations, Net 60 7 182 12 After-Tax Distributable Earnings (“After-tax DE”) 162 96 361 184 2Q'22 4Q'22 1Q'23 2Q'23 Assets Under Management (“AUM”) $126.7 $135.0 $137.1 $138.6 Fee Earning Assets Under Management (“FAUM”) 67.1 77.9 78.8 78.6 Net Accrued Performance Allocations 0.7 0.6 0.7 0.8 Available Capital 39.4 43.0 42.7 40.6 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Value Creation (2%) 2% 4% 6% Capital Raised $12.7 $1.5 $18.2 $3.5 Capital Invested 3.8 2.8 8.3 5.1 Realizations 4.4 1.3 9.2 3.6 ▪ 2Q'23 FRR of $286 million increased 12% versus 2Q'22, with 2Q'23 FRE of $125 million and 2Q'23 After- tax DE of $96 million ▪ Total AUM of $139 billion, up 9% in the last twelve months; Fee Earning AUM of $79 billion, up 17% during the same period See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions.

TPG | 7 Non-GAAP Financial Measures ▪ FRE increased 23% from $102 million in 2Q'22 to $125 million in 2Q'23; FRE margin increased to 44% in 2Q'23 compared to 40% in 2Q'22 ▪ FRE of $125 million in 2Q'23 increased 26% from $99 million in 1Q'23; FRE margin increased from 37% in 1Q'23 to 44% in 2Q'23 ▪ After-tax DE of $96 million in 2Q'23, an increase from $88 million in 1Q'23 due to an increase in FRE, and a decrease from $162 million in 2Q'22 driven primarily by lower realized performance allocations, net See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. 1. Realized investment income and other, net includes activity considered non-core to our Fee-Related Earnings operations, including $15 million of expenses in 2Q’23 related to the proposed transaction with Angelo Gordon. ($ in thousands) 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD 2Q'23 LTM Fee-Related Revenues Management Fees $ 222,686 $ 256,612 $ 425,417 $ 504,610 $ 1,009,053 Transaction, monitoring and other fees, net 21,168 16,864 47,924 21,536 82,690 Other Income 12,018 12,256 23,063 25,039 49,044 Fee-Related Revenues 255,872 285,733 496,404 551,186 1,140,787 Fee-Related Expenses Compensation and benefits, net 95,547 95,888 193,734 196,043 395,277 Operating expenses, net 58,522 64,415 108,884 130,429 260,734 Fee-Related Expenses 154,069 160,303 302,618 326,472 656,011 Fee-Related Earnings 101,803 125,430 193,786 224,714 484,778 Realized performance allocations, net 60,175 6,630 182,367 11,655 111,671 Realized investment income and other, net(1) 15,443 (22,762) 22,736 (27,937) (8,635) Depreciation expense (1,468) (1,213) (3,039) (2,344) (3,894) Interest expense, net (4,255) 816 (8,686) (217) (5,327) Distributable Earnings 171,698 108,901 387,164 205,871 578,593 Income taxes (9,831) (12,662) (26,264) (21,790) (55,149) After-Tax Distributable Earnings $ 161,867 $ 96,240 $ 360,900 $ 184,082 $ 523,445

TPG | 8 $425 $505 $162 $218 $69 $74 $85 $98$73 $79 $37 $35 2Q'22 YTD 2Q'23 YTD $223 $257 $81 $112 $35 $37$43 $52$45 $37$18 $18 2Q'22 2Q'23 ▪ 2Q'23 FRR increased 8% over 1Q'23 primarily driven by an increase in capital markets fees, and increased 12% over 2Q'22 due to an increase in management fees resulting from FAUM growth of 17% in the last twelve months ▪ Fee-Related Expenses in 2Q'23 decreased 4% when compared to 1Q'23, and increased 4% compared to 2Q'22 primarily due to increased operating expenses ▪ FRE margin was 44% in 2Q'23, an increase from 37% in 1Q'23 and 40% in 2Q'22; 2Q’23 LTM FRE margin of 42% Fee-Related Earnings See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. Fee-Related Earnings Management Fees by Platform ($M) ($M) +15% Capital Growth Impact Real Estate Market Solutions 19% $102 $125 2Q'22 2Q'23 $194 $225 2Q'22 YTD 2Q'23 YTD

TPG | 9 Distributable Earnings ▪ After-tax DE increased by 10% from $88 million in 1Q'23 to $96 million in 2Q'23, mainly due to a 26% increase in FRE ▪ After-tax DE decreased from $162 million in 2Q'22 to $96 million for 2Q'23 primarily due to a decrease in realized performance allocations, net After-Tax DE ($M) See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. $162 $96 2Q'22 2Q'23 $361 $184 2Q'22 YTD 2Q'23 YTD Distributable Earnings Mix FRE All Other Sources of Pre-tax DE 102% 115% 1Q'23 2Q'23

TPG | 10 Capital $6 Real Estate $— Capital $6 Growth $1 Impact $— Real Estate $4 ▪ Realized performance allocations, net were $7 million in 2Q'23, driven by TPG VIII in the Capital platform and TREP III in the Real Estate platform ▪ Realized performance allocations, net for 2Q'23 YTD were $12 million driven by TPG VIII in the Capital platform, TREP III in the Real Estate platform, and TTAD I in the Growth platform Realized Performance Allocations, Net 2Q'23 Realized Performance Allocations, Net 2Q'23 YTD Realized Performance Allocations, Net ($M) ($M) Total $12 Total $7 <$1 Capital Growth Impact Real Estate Market Solutions <$1

TPG | 11 709 +58 (7) 760 1Q'23 Value Creation & Other Realized Gains 2Q'23 $434 $176 $86 $24 $39 Capital Growth Impact Real Estate Market Solutions Net Accrued Performance Allocations Value Creation 2Q'23 2Q'23 YTD Capital 2.5% 6.0% Growth 3.3% 4.7% Impact 1.4% 8.5% Real Estate (0.0)% (0.2%) Market Solutions(1) 2.6% 6.1% Total 2.4% 5.5% Net Accrued Performance Allocations by Fund Vintage ($M) 1Q'23 2Q'23 2017 & Prior $310 $327 2018 49 47 2019 223 241 2020 70 82 2021 55 60 2022 2 3 Total $709 $760 2Q'23 Net Accrued Performance Allocations 2Q'23 Net Accrued Performance Allocations Walk ($M) Total $760 ($M) 1. Due to the nature of their strategy, Value Creation in the Market Solutions platform above includes information for certain funds as of March 31, 2023. Accordingly, those funds’ performance information does not reflect any fund activity for the quarter ended June 30, 2023 and therefore does not cover the same period presented for other funds. Any activity occurring during the quarter ended June 30, 2023 will be reflected in the performance information presented in future reporting.

TPG | 12 GAAP Balance Sheet (Unaudited) ▪ Our investments increased $465 million, or 9%, from 4Q'22 to 2Q'23, mainly driven by a 6% increase in the value of our portfolio companies for 2Q'23 YTD ▪ Cash decreased to $894 million in 2Q'23 primarily due to the distribution of proceeds received 1. Includes TPG Inc. Class A and B common stock as well as additional paid-in-capital and retained earnings. ($ in thousands) 4Q'22 2Q'23 Assets Cash and cash equivalents $ 1,107,484 $ 893,560 Investments 5,329,868 5,795,218 Other assets 845,197 817,854 Assets of consolidated Public SPACs 659,189 263,555 Total assets 7,941,738 7,770,187 Liabilities, redeemable equity and equity Liabilities Debt obligations 444,566 444,901 Due to affiliates 139,863 124,764 Accrued performance allocation compensation 3,269,889 3,388,976 Other liabilities 324,261 412,937 Liabilities of consolidated Public SPACs 23,653 9,706 Total liabilities 4,202,232 4,381,284 Redeemable equity attributable to consolidated Public SPACs 653,635 259,370 Equity TPG Inc.(1) 509,672 528,158 Other non-controlling interests 2,576,199 2,601,375 Total equity 3,085,871 3,129,533 Total liabilities, redeemable equity and equity $ 7,941,738 $ 7,770,187

TPG | 13 Non-GAAP Balance Sheet ▪ Cash and cash equivalents of $578 million at the end of 2Q'23 ▪ At the end of 2Q'23, our net cash(1) was $128 million, and we had an undrawn $700 million credit facility ▪ Our borrowings include securitized notes with a principal amount of $250 million, which are backed by $515 million in pledged assets as of 2Q'23, and a senior unsecured term loan with a principal amount of $200 million that was issued as part of the Reorganization ▪ Accrued performance allocations increased to $760 million in 2Q'23, primarily driven by TPG VIII and Asia VII in the Capital platform, and Growth V in the Growth platform See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. 1. Net cash comprised of $578 million of cash and cash equivalents less $450 million in debt principal. ($ in thousands) 4Q'22 2Q'23 Book Assets Cash and cash equivalents $ 691,687 $ 577,603 Restricted cash 13,166 13,182 Accrued performance allocations 642,519 759,778 Investments in funds 576,814 626,037 Other assets 576,241 547,620 Total Book Assets 2,500,427 2,524,220 Book Liabilities Accounts payable, accrued expenses and other 48,183 46,783 Secured borrowings, net 245,259 245,413 Senior unsecured term loan, net 199,307 199,488 Total Book Liabilities 492,749 491,684 Net Book Value $ 2,007,678 $ 2,032,536

Operating Metrics

TPG | 15 $67 $79 $26 $36 $11 $11$12 $13$13 $12$6 $6 2Q'22 2Q'23 $127 $139 $62 $69 $21 $24 $15 $18 $20 $19$9 $9 2Q'22 2Q'23 Assets Under Management and Fee Earning AUM ▪ 2Q'23 AUM rose 9% over 2Q'22 to $138.6 billion, driven by value creation of 9% for the last twelve months and capital raised of $15.3 billion over the same period, which included $3.7 billion in Asia VIII and $2.7 billion in TPG IX within the Capital platform, and $1.2 billion in Rise III within the Impact platform; this was partially offset by realizations totaling $10.0 billion in the last twelve months ▪ FAUM increased 17% in 2Q'23 over 2Q'22 to $78.6 billion, driven primarily by TPG IX, Asia VIII, and THP II in the Capital platform and Rise III in the Impact platform Assets Under Management Fee Earning AUM ($B) ($B) +9% +17% Capital Growth Impact Real Estate Market Solutions

TPG | 16 1% 6% 87% 4% 3% 12% 47% 34% 2% 5% —% 5% 88% 2% 5% FAUM by Remaining Duration Assets Under Management and Fee Earning AUM Duration AUM by Duration at Inception Note: For the grouping of years on duration, 0-4 Years represents a term equal to 4 years or less; 5-9 Years represents a term greater than 4 and less than or equal to 9; 10+ Years represents a term greater than 9. 1. Defined as the number of years between fund activation and contractual fund winddown, prior to any extensions, as of June 30, 2023. 2. Defined as the number of years between June 30, 2023 and contractual fund winddown, prior to any extensions. ▪ At the end of 2Q'23, approximately 90% of our AUM and 90% of our FAUM was in perpetual or long-dated funds with a duration(1) of 10 or more years (prior to any extensions) ▪ At the end of 2Q'23, approximately 83% of our FAUM had a remaining lifespan(2) of 5 or more years, with 36% in vehicles that have 10 or more years remaining (including those considered perpetual) Total $139B Total $79B FAUM by Duration at Inception Total $79B ~90% ~83%~90% 0-4 Years 5-9 Years 10+ Years Perpetual Capital Subject to Periodic Redemption <1

TPG | 17 Capital $1,866 Capital $3,577 Growth $2,912 Impact $763 Real Estate $931 Market Solutions $908 ▪ AUM Subject to Fee Earning Growth totaled $11.0 billion at the end of 2Q'23 and represents capital commitments that, once deployed, generate new management fees (AUM Not Yet Earning Fees) or generate a higher rate of management fees (FAUM Subject to Step-Up) ▪ At the end of 2Q'23, our AUM Subject to Fee Earnings Growth represents 14% of FAUM and the potential fee-related revenue opportunity associated with both AUM Not Yet Earning Fees and FAUM Subject to Step-Up is estimated at approximately $71 million annually(1) AUM Not Yet Earning Fees FAUM Subject to Step-Up ($M) ($M) Total $9,091 Total $1,866 AUM Subject to Fee Earning Growth 1. Represents the sum of the gross revenue opportunity for each non-legacy fund with unallocated capital, the deployment of which would result in incremental management fees being earned. Revenue opportunity for each fund is calculated as (a) the incremental amount of unallocated capital that would be invested to achieve a range of 90%-100% total deployment of the original commitments of the fund, multiplied by (b) the incremental fee rate that we anticipate would be earned on invested capital and (c) the proportion of the fund's commitments that are expected to pay fees based on the amount of invested capital. Capital Growth Impact Real Estate Market Solutions

TPG | 18 AUM Rollforward Note: For Market Solutions, capital raised in our SPAC vehicles represents funds raised in the SPAC IPO, including forward purchase agreements and private investment in public equity (PIPE) commitments, and realizations are considered to occur at business combination with a target, in the amount of capital raised; for our hedge funds, capital raised represents new fund subscriptions. 1. Changes in investment value consists of changes in fair value, capital invested and available capital and other investment activities, including the change in net asset value of our hedge funds. ▪ AUM increased 1% over 2Q'23, and $11.9 billion, or 9%, in the last twelve months ▪ AUM activity in 2Q'23 was driven by capital raised of $1.5 billion and changes in investment value of $1.3 billion, offset by realizations of $1.3 billion ▪ AUM growth for the last twelve months was driven by $15.3 billion of capital raised, including $8.5 billion in the Capital platform and $2.2 billion in the Impact platform, partially offset by $10.0 billion of realizations ▪ Changes in investment value increased over the last twelve months largely due to value creation of 9% Three Months Ended June 30, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total AUM Balance as of Beginning of Period $ 67,712 $ 23,587 $ 17,408 $ 19,336 $ 9,099 $ 137,142 Capital Raised 622 106 291 204 233 1,456 Realizations (422) (145) (148) (536) (55) (1,306) Changes in Investment Value(1) 994 631 132 (45) (372) 1,340 AUM as of end of period $ 68,906 $ 24,179 $ 17,683 $ 18,959 $ 8,905 $ 138,632 Last Twelve Months Ended June 30, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total AUM Balance as of Beginning of Period $ 61,713 $ 21,113 $ 15,065 $ 19,555 $ 9,258 $ 126,704 Capital Raised 8,528 2,074 2,188 702 1,857 15,350 Realizations (5,464) (1,299) (487) (2,581) (158) (9,988) Changes in Investment Value(1) 4,128 2,291 917 1,283 (2,053) 6,567 AUM as of end of period $ 68,906 $ 24,179 $ 17,683 $ 18,959 $ 8,905 $ 138,632

TPG | 19 FAUM Rollforward 1. Fee earning capital raised represents capital raised by our funds for which management fees calculated based on commitments were activated during the period. 2. Net change in actively invested capital includes capital invested during the period, net of return of capital distributions and changes in net asset value of hedge funds. It also includes adjustments related to funds with a fee structure based on the lower of cost or fair value. 3. Reduction in fee base represents decreases in the fee basis for funds where the investment or commitment fee period has expired, and the fee base has reduced from commitment base to actively invested capital. It also includes reductions for funds that are no longer fee paying. ▪ FAUM remained flat in 2Q'23 and increased $11.5 billion, or 17%, in the last twelve months ▪ Activity in 2Q'23 primarily consisted of fee earning capital raised totaling $1.1 billion, offset by a reduction in fee base of $1.3 billion ▪ In the last twelve months, increases were driven by fee earning capital raised in TPG IX, Asia VIII, and THP II in the Capital platform and Rise III in the Impact platform Three Months Ended June 30, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total FAUM Balance as of Beginning of Period $ 35,678 $ 11,084 $ 12,984 $ 13,400 $ 5,699 $ 78,845 Fee Earning Capital Raised(1) 596 102 272 6 108 1,083 Net Change in Actively Invested Capital(2) (184) 47 27 (28) 178 41 Reduction in Fee Base of Certain Funds(3) — — — (1,349) — (1,349) FAUM as of end of period $ 36,090 $ 11,233 $ 13,283 $ 12,029 $ 5,985 $ 78,620 Last Twelve Months Ended June 30, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total FAUM Balance as of Beginning of Period $ 25,518 $ 10,969 $ 11,922 $ 13,133 $ 5,586 $ 67,128 Fee Earning Capital Raised(1) 14,840 247 1,132 137 1,013 17,368 Net Change in Actively Invested Capital(2) (704) 524 229 109 (615) (457) Reduction in Fee Base of Certain Funds(3) (3,563) (507) — (1,349) — (5,420) FAUM as of end of period $ 36,090 $ 11,233 $ 13,283 $ 12,029 $ 5,985 $ 78,620

TPG | 20 Other Operating Metrics Capital Raised 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Capital $ 8,202 $ 622 $ 8,435 $ 1,645 Growth 588 106 637 504 Impact 1,550 291 2,078 651 Real Estate 2,286 204 6,850 255 Market Solutions(1) 82 233 156 426 Total $ 12,708 $ 1,456 $ 18,156 $ 3,481 ▪ At the end of 2Q'23, we had $40.6 billion of capital available for deployment; we have invested approximately $5.1 billion over the first half of the year 1. Within Market Solutions, capital raised at our hedge fund represents new fund subscriptions. 2. Within Market Solutions, capital invested and realizations in our SPAC vehicles represent funds raised in the SPAC IPO, including forward purchase agreements and private investment in public equity (PIPE) commitments, which are considered to occur at business combination with a target. Available Capital 2Q'22 2Q'23 Capital $ 17,204 $ 19,252 Growth 3,981 4,406 Impact 7,169 6,443 Real Estate 8,612 8,688 Market Solutions 2,397 1,825 Total $ 39,363 $ 40,614 Capital Invested 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Capital $ 565 $ 1,448 $ 2,365 $ 1,789 Growth 1,243 131 1,685 373 Impact 1,062 531 2,590 1,692 Real Estate 757 276 1,344 639 Market Solutions(2) 214 459 305 603 Total $ 3,841 $ 2,845 $ 8,289 $ 5,096 Realizations 2Q'22 2Q'23 2Q'22 YTD 2Q'23 YTD Capital $ 2,039 $ 422 $ 5,932 $ 1,613 Growth 1,051 145 1,303 378 Impact 2 148 267 205 Real Estate 1,054 536 1,375 1,384 Market Solutions(2) 256 55 312 66 Total $ 4,402 $ 1,306 $ 9,189 $ 3,646 (All tables in $M)

Supplemental Details

TPG | 22 2Q'23 GAAP and Non-GAAP Performance Allocations 1. The TPG Operating Group Excluded entities’ performance allocations are not a component of net income attributable to TPG following the Reorganization; however, the TPG general partner entities continue to be consolidated by us. We transferred the rights to the performance allocations the TPG Operating Group historically would have received to RemainCo on December 31, 2021. As such, net income available to controlling interest holders will be zero for each of the TPG Operating Group Excluded entities beginning January 1, 2022. 2. Non-GAAP adjustments represent the exclusion of performance allocations that are not attributable to the TPG Operating Group Common Unit holders. Three Months Ended June 30, 2023 GAAP Less: GAAP GAAP Less: Non-GAAP Non-GAAP ($ in thousands) Total Unrealized Realized Adjustments(2) Realized Capital TPG VIII $ 104,805 $ 74,562 $ 30,242 $ 23,875 $ 6,367 Asia VII 31,453 31,453 — — — THP I 13,663 13,663 — — — TPG VII 11,518 11,518 — — — TPG IX 4,578 4,578 — — — THP II 4,081 4,081 — — — AAF 3,229 3,229 — — — TES 513 513 — — — Asia VI (43,053) (43,053) — — — Excluded Assets(1) (3,556) (3,560) 3 3 — Total Capital 127,230 96,985 30,245 23,878 6,367 Growth Growth V 38,332 38,332 — — — Growth IV 23,807 23,807 — — — TTAD I (2,627) (2,627) — — — TDM (3,035) (3,035) — — — Growth III (4,566) (4,566) — — — Excluded Assets(1) 28,592 28,592 — — — Total Growth 80,504 80,504 — — — Impact Rise Climate 21,914 21,914 — — — Rise II 15,611 15,611 — — — Rise I (8,540) (8,540) — — — Total Impact 28,985 28,985 — — — Real Estate TREP III (4,654) (5,971) 1,317 1,054 263 Excluded Assets(1) (393) (393) — — — Total Real Estate (5,046) (6,363) 1,317 1,054 263 Market Solutions TPEP 24,980 24,980 — — — NewQuest IV 3,544 3,544 — — — NewQuest III 2,150 2,150 — — — Total Market Solutions 30,674 30,674 — — — Total $ 262,346 $ 230,784 $ 31,562 $ 24,932 $ 6,630

TPG | 23 2Q'23 YTD GAAP and Non-GAAP Performance Allocations 1. The TPG Operating Group Excluded entities’ performance allocations are not a component of net income attributable to TPG following the Reorganization; however, the TPG general partner entities continue to be consolidated by us. We transferred the rights to the performance allocations the TPG Operating Group historically would have received to RemainCo on December 31, 2021. As such, net income available to controlling interest holders will be zero for each of the TPG Operating Group Excluded entities beginning January 1, 2022. 2. Non-GAAP adjustments represent the exclusion of performance allocations that are not attributable to the TPG Operating Group Common Unit holders. Six Months Ended June 30, 2023 GAAP Less: GAAP GAAP Less: Non-GAAP Non-GAAP ($ in thousands) Total Unrealized Realized Adjustments(2) Realized Capital TPG VIII $ 223,843 $ 193,602 $ 30,242 $ 23,875 $ 6,367 TPG VII 60,777 60,777 — — — THP I 48,048 48,048 — — — AAF 26,214 26,214 — — — Asia VII 24,143 24,143 — — — THP II 6,811 6,811 — — — TPG IX 6,292 6,292 — — — TES 1,032 1,032 — — — Asia VI (32,669) (32,669) — — — Excluded Assets(1) (51,925) (179,322) 127,397 127,397 — Total Capital 312,565 154,927 157,638 151,272 6,367 Growth Growth V 41,467 41,467 — — — Growth IV 33,267 33,267 — — — TDM 862 862 — — — Growth III 502 502 — — — TTAD I (1,283) (6,495) 5,212 4,115 1,097 Excluded Assets(1) 40,588 40,033 555 555 — Total Growth 115,403 109,636 5,767 4,671 1,097 Impact Rise Climate 100,866 100,866 — — — Rise II 35,347 35,347 — — — Rise I (15,012) (15,549) 537 421 116 Total Impact 121,201 120,665 537 421 116 Real Estate TREP III (9,400) (29,778) 20,378 16,302 4,076 Excluded Assets(1) (5,240) (5,240) — — — Total Real Estate (14,640) (35,018) 20,378 16,302 4,076 Market Solutions TPEP 32,691 32,691 — — — NewQuest III 7,134 7,134 — — — NewQuest IV 3,698 3,698 — — — Total Market Solutions 43,523 43,523 — — — Total $ 578,053 $ 393,733 $ 184,320 $ 172,665 $ 11,655

TPG | 24 GAAP and Non-GAAP Accrued Performance Allocations As of March 31, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total GAAP Total $ 2,747 $ 1,380 $ 408 $ 192 $ 113 $ 4,840 Less: Excluded Assets(1) 58 323 — 64 — 445 Less: Non-GAAP Adjustments(2) 2,283 893 328 102 80 3,686 Non-GAAP Total $ 406 $ 164 $ 80 $ 26 $ 33 $ 709 As of June 30, 2023 ($ in millions) Capital Growth Impact Real Estate Market Solutions Total GAAP Total $ 2,844 $ 1,461 $ 437 $ 185 $ 144 $ 5,071 Less: Excluded Assets(1) 54 351 — 64 — 469 Less: Non-GAAP Adjustments(2) 2,355 934 351 97 105 3,842 Non-GAAP Total $ 434 $ 176 $ 86 $ 24 $ 39 $ 760 1. The TPG Operating Group Excluded entities’ performance allocations are not a component of net income attributable to TPG following the Reorganization; however, the TPG general partner entities continue to be consolidated by us. We transferred the rights to the performance allocations the TPG Operating Group historically would have received to RemainCo on December 31, 2021. As such, net income available to controlling interest holders will be zero for each of the TPG Operating Group Excluded entities beginning January 1, 2022. 2. Non-GAAP adjustments represent the exclusion of performance allocations that are not attributable to the TPG Operating Group Common Unit holders.

TPG | 25 After-Tax DE and Dividends Per Class A Common Stock ▪ After-tax DE attributable to TPG Inc. of $0.26 per share for 2Q'23, and $0.50 per share for 2Q'23 YTD ▪ Declared dividend of $0.22 per share for 2Q'23 on August 8, 2023, with a record date of August 18, 2023 and payable date of September 1, 2023; dividends declared total $0.42 per share for 2Q'23 YTD ($ in thousands, except share and per share amounts) 1Q'23 2Q'23 Share Reconciliation Class A common stock from IPO 79,070,565 79,070,565 Vested restricted stock units(1) 440,910 472,760 Exchange of Common Units to Class A common stock 1,000,000 1,000,000 Class A common stock outstanding 80,511,475 80,543,325 ($ in thousands, except share and per share amounts) 1Q'23 2Q'23 After-Tax Distributable Earnings attributable to TPG Inc. Class A common stockholders Pre-Tax Distributable Earnings $ 96,970 $ 108,901 Less: subsidiary-level income taxes(2) (4,501) (7,398) Distributable Earnings before corporate income taxes 92,469 101,503 Percent to TPG Inc. 26% 26% TPG Inc. Distributable Earnings before corporate income taxes 23,772 26,432 Less: corporate income taxes attributable to TPG Inc.(2) (4,627) (5,264) TPG Inc. After-tax Distributable Earnings 19,146 21,169 Class A common stock outstanding 80,511,475 80,543,325 TPG Inc. After-tax Distributable Earnings per Class A common stock 0.24 0.26 Target dividend policy 85% 85% Dividend per Class A common stock $ 0.20 $ 0.22 Note: TPG Inc. effective DE corporate income tax rate 19.5% 19.9% 1. For the purposes of calculating our per share metrics, periods shown include events that occurred after period end but prior to the relevant record date, such as Common Unit exchanges and restricted stock units that vested and settled, as they will be entitled to a dividend on the payable date. 2. Total income taxes consist of subsidiary-level income taxes at the TPG Operating Group level and corporate income taxes borne by TPG Inc. ($ in thousands) 1Q'23 2Q'23 Subsidiary-level income taxes $ 4,501 $ 7,398 Corporate income taxes 4,627 5,264 Total income taxes $ 9,128 $ 12,662

TPG | 26 Fee-Related Earnings Per Class A Common Stock ▪ FRE attributable to TPG Inc. of $0.41 per share for 2Q'23 and $0.72 per share for 2Q'23 YTD ($ in thousands, except share and per share amounts) 1Q'23 2Q'23 Share Reconciliation Class A common stock from IPO 79,070,565 79,070,565 Vested restricted stock units(1) 440,910 472,760 Exchange of Common Units to Class A common stock 1,000,000 1,000,000 Class A common stock outstanding 80,511,475 80,543,325 ($ in thousands, except share and per share amounts) 1Q'23 2Q'23 Fee-Related Earnings attributable to TPG Inc. Class A common stockholders Total Fee-Related Earnings(2) $ 99,284 $ 125,430 Percent to TPG Inc. 26% 26% TPG Inc. Fee-Related Earnings 25,524 32,663 Class A common stock outstanding 80,511,475 80,543,325 TPG Inc. Fee-Related Earnings per Class A common stock $ 0.32 $ 0.41 1. For the purposes of calculating our per share metrics, periods shown include events that occurred after period end but prior to the relevant record date, such as Common Unit exchanges and restricted stock units that vested and settled, as they will be entitled to a dividend on the payable date. 2. Fee-Related Earnings does not include income tax expense.

TPG | 27 Distributable Earnings Participating Shares Outstanding (shares) 1Q'23 2Q'23 TPG Inc. Diluted Shares Outstanding Class A common stock outstanding 80,492,727 80,511,475 Common Units exchangeable into Class A common stock 228,652,641 228,652,641 Diluted Class A common stock outstanding 309,145,368 309,164,116 Restricted Stock Units ("RSUs") IPO-related Service-based(1) 8,835,345 8,432,564 Executive Service-Vesting 1,101,695 1,101,697 Ordinary service-based RSUs 4,359,426 4,293,158 Total Distributable Earnings participating shares outstanding(2) 323,441,834 322,991,535 1. Includes 31,978 RSUs that have vested but have not yet been settled. 2. Excludes Executive and Ordinary Performance Condition Vesting RSUs, which are not considered participating as they either accrue dividends to be paid only upon vesting or do not participate in dividends. Periods exclude restricted stock units that vested and settled after period-end.

TPG | 28 Equity-Based Compensation Summary ($ in millions, except for share and per share amounts, as of June 30, 2023) Category Units Outstanding Compensation Expense QTD Compensation Expense YTD Unrecognized Compensation Expense Remaining Recognition Period(1) Legacy Equity and Other IPO-Related Awards(2) N/A $ 128.6 $ 256.4 $ 1,232.6 2.0 - 5.0 years TPG Inc. IPO-Related RSUs(3) 9,534,261 13.1 29.2 195.2 3.1 years Subtotal 9,534,261 141.7 285.6 1,427.8 Add: TPG Inc. Ordinary service-based RSUs 4,293,158 10.6 20.5 120.0 2.9 years Total 13,827,419 152.3 306.1 1,547.8 Less: Non-employee portion of RSUs(4) (179,248) (0.7) (1.4) Add: PRSU Compensation Expense 1,237,286 1.6 3.1 Add: Other(5) 2.0 4.7 Total Statement of Operations Equity-based compensation $ 155.2 $ 312.5 1. For RSUs, this metric represents the weighted average remaining recognition period across outstanding grants. 2. Represents units granted in TPG Partner Holdings, RemainCo Partner Holdings, and other awards granted in conjunction with the IPO. 3. Excludes Executive Performance Condition Vesting RSUs (“PRSUs”), which are not considered participating; these RSUs either do not participate in dividends or accrue dividends only to be paid upon vesting. Includes 31,978 RSUs that have vested but have not yet been settled. 4. Considered a General, Administrative and Other expense for GAAP purposes. 5. Represents units granted in TPG RE Finance Trust, Inc. ▪ Equity-based compensation related to TPG Inc. ordinary service-based RSUs totaled $10.6 million in 2Q'23; the total unrecognized compensation expense related to these RSUs amounted to $120.0 million at the end of 2Q'23, and is expected to be recognized over the next 2.9 years(1)

TPG | 29 Fund Performance Metrics Note: Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 6/30/23) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Investor Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) Net MoM(9) Platform: Capital Capital Funds Air Partners 1993 $ 64 $ 64 $ 697 $ — $ 697 81% 10.9x 73% 8.9x TPG I 1994 721 696 3,095 — 3,095 47% 4.4x 36% 3.5x TPG II 1997 2,500 2,554 5,010 — 5,010 13% 2.0x 10% 1.7x TPG III 1999 4,497 3,718 12,360 — 12,360 34% 3.3x 26% 2.6x TPG IV 2003 5,800 6,157 13,733 — 13,733 20% 2.2x 15% 1.9x TPG V 2006 15,372 15,564 22,071 1 22,072 6% 1.4x 5% 1.4x TPG VI 2008 18,873 19,220 33,327 210 33,537 14% 1.7x 10% 1.5x TPG VII 2015 10,495 10,055 19,379 4,614 23,993 27% 2.3x 20% 1.9x TPG VIII 2019 11,505 10,646 2,985 15,056 18,041 46% 1.7x 30% 1.4x TPG IX 2022 9,516 1,536 — 1,764 1,764 NM NM NM NM Capital Funds 79,343 70,210 112,657 21,645 134,302 23% 1.9x 15% 1.7x Asia Funds Asia I 1994 96 78 71 — 71 (3%) 0.9x (10%) 0.7x Asia II 1998 392 764 1,669 — 1,669 17% 2.2x 14% 1.9x Asia III 2000 724 623 3,316 — 3,316 46% 5.3x 31% 3.8x Asia IV 2005 1,561 1,603 4,089 — 4,089 23% 2.6x 17% 2.1x Asia V 2007 3,841 3,257 5,378 178 5,556 10% 1.7x 6% 1.4x Asia VI 2012 3,270 3,284 2,670 4,288 6,958 16% 2.1x 12% 1.7x Asia VII 2017 4,630 4,345 1,941 6,007 7,948 25% 1.8x 16% 1.5x Asia VIII 2022 3,742 557 — 625 625 NM NM NM NM Asia Funds 18,256 14,511 19,134 11,098 30,232 20% 2.1x 15% 1.7x Healthcare Funds THP I 2019 2,704 2,405 827 2,905 3,732 41% 1.6x 24% 1.3x THP II 2022 2,060 599 — 699 699 NM NM NM NM Healthcare Funds 4,764 3,004 827 3,604 4,431 41% 1.6x 24% 1.3x Continuation Vehicles TPG AAF 2021 1,317 1,314 97 2,585 2,682 48% 2.0x 40% 1.9x TPG AION 2021 207 207 — 207 207 0% 1.0x (1%) 1.0x Continuation Vehicles 1,524 1,521 97 2,792 2,889 42% 1.9x 35% 1.7x Platform: Capital (excl- Legacy(15)) 103,887 89,246 132,715 39,139 171,854 23% 2.0x 15% 1.7x Legacy Funds TES I 2016 303 206 225 162 387 27% 1.8x 18% 1.6x Platform: Capital $ 104,190 $ 89,452 $ 132,940 $ 39,301 $ 172,241 23% 2.0x 15% 1.7x

TPG | 30 Fund Performance Metrics (Cont’d) Note: Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 6/30/23) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Investor Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) Net MoM(9) Platform: Growth Growth Funds STAR 2007 $ 1,264 $ 1,259 $ 1,862 $ 50 $ 1,912 13% 1.5x 6% 1.3x Growth II 2011 2,041 2,185 4,732 642 5,374 22% 2.6x 16% 2.0x Growth III 2015 3,128 3,364 4,665 2,326 6,991 27% 2.1x 19% 1.7x Growth IV 2017 3,739 3,575 1,903 4,704 6,607 23% 1.8x 16% 1.5x Gator 2019 726 686 661 655 1,316 36% 1.9x 27% 1.6x Growth V 2020 3,558 2,593 336 3,555 3,891 34% 1.5x 22% 1.3x Growth Funds 14,456 13,662 14,159 11,932 26,091 21% 1.9x 14% 1.6x Tech Adjacencies Funds TTAD I 2018 1,574 1,497 882 1,831 2,713 30% 1.8x 24% 1.6x TTAD II 2021 3,198 1,619 — 1,760 1,760 11% 1.1x 5% 1.0x Tech Adjacencies Funds 4,772 3,116 882 3,591 4,473 28% 1.5x 21% 1.4x TDM 2017 1,326 445 — 1,031 1,031 24% 2.3x 19% 2.0x LSI 2023 253 56 — 56 56 NM NM NM NM Platform: Growth (Excl- Legacy(15)) 20,807 17,279 15,041 16,610 31,651 21% 1.9x 15% 1.6x Legacy Funds Biotech III 2008 510 468 995 416 1,411 17% 3.0x 12% 2.4x Biotech IV 2012 106 99 121 2 123 7% 1.2x 2% 1.1x Biotech V 2016 88 82 27 64 91 3% 1.1x —% 1.0x ART 2013 258 241 35 187 222 (1%) 0.9x (5%) 0.7x Platform: Growth 21,769 18,169 16,219 17,279 33,498 20% 1.9x 14% 1.6x Platform: Impact The Rise Funds Rise I 2017 2,106 1,967 1,283 2,444 3,727 22% 1.9x 14% 1.5x Rise II 2020 2,176 1,922 118 2,645 2,763 31% 1.5x 19% 1.3x Rise III 2022 2,419 611 — 649 649 179% 1.1x (97%) 0.7x The Rise Funds 6,701 4,500 1,401 5,738 7,139 24% 1.7x 15% 1.4x TSI 2018 333 133 368 — 368 35% 2.8x 25% 2.1x Evercare 2019 621 423 23 345 368 (4%) 0.9x (10%) 0.7x Rise Climate 2021 7,268 3,180 170 3,917 4,087 71% 1.4x 31% 1.2x TPG NEXT(19) 2022 510 — — — — NM NM NM NM Platform: Impact $ 15,433 $ 8,236 $ 1,962 $ 10,000 $ 11,962 24% 1.5x 14% 1.3x

TPG | 31 Fund Performance Metrics (Cont’d) Note: Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 6/30/23) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Investor Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) Net MoM(9) Platform: Real Estate TPG Real Estate Partners DASA RE 2012 $ 1,078 $ 576 $ 1,069 $ — $ 1,069 21% 1.9x 15% 1.6x TREP II 2014 2,065 2,213 3,193 371 3,564 28% 1.7x 19% 1.5x TREP III 2018 3,722 4,117 2,492 2,798 5,290 18% 1.4x 12% 1.2x TREP IV 2022 6,820 771 14 759 773 (6%) 1.0x (60%) 0.6x TPG Real Estate Partners 13,685 7,677 6,768 3,928 10,696 23% 1.5x 15% 1.3x TRTX 2014 1,916 (14) NM NM NM NM NM NM NM NM TAC+ 2021 1,797 915 88 875 963 3% 1.0x 1% 1.0x Platform: Real Estate 17,398 8,592 6,856 4,803 11,659 22% 1.4x 14% 1.3x Platform: Market Solutions NewQuest Funds NewQuest I(18) 2011 390 291 767 — 767 48% 3.2x 37% 2.3x NewQuest II(18) 2013 310 342 572 160 732 25% 2.2x 19% 1.8x NewQuest III(18) 2016 541 542 390 541 931 16% 1.7x 10% 1.4x NewQuest IV(18) 2020 1,000 808 115 1,058 1,173 34% 1.5x 18% 1.2x NewQuest V(18) 2022 378 59 — 57 57 NM NM NM NM NewQuest Funds 2,619 2,042 1,844 1,816 3,660 37% 1.9x 24% 1.5x TPEP Long/Short NM NM NM NM 2,155 NM NM NM NM NM TPEP Long Only NM NM NM NM 1,788 NM NM NM NM NM TSCF 2021 609 241 8 248 256 5% 1.1x 3% 1.0x TGS(18) 2022 617 97 — 111 111 NM NM NM NM TPG TIGER(18) 2022 300 20 — 18 18 NM NM NM NM TPG TIGER 2(18) 2022 130 6 — 5 5 NM NM NM NM Platform: Market Solutions(12) 4,275 2,406 1,852 6,141 4,050 36% 1.8x 24% 1.5x Discontinued Funds(16) 5,870 4,103 5,303 — 5,303 7% 1.3x 3% 1.1x Total (excl-Legacy(15) and Discontinued Funds(16)) 161,800 125,759 158,426 76,693 231,176 23% 1.9x 15% 1.6x Total $ 168,935 $ 130,958 $ 165,132 $ 77,524 $ 238,713 22% 1.9x 14% 1.6x

TPG | 32 Fund Performance Metrics Notes 1) Vintage Year, with respect to an investment or group of investments, as applicable, represents the year such investment, or the first investment in such a group, was initially consummated by the fund. For follow-on investments, Vintage Year represents the year that the fund’s first investment in the relevant company was initially consummated. Vintage Year, with respect to a fund, represents the year in which the fund consummated its first investment (or, if earlier, received its first capital contributions from investors). We adopted this standard for fund Vintage Year to better align with current market and investor benchmarking practices. For consistency with prior reporting, however, the Vintage Year classification of any fund that held its initial closing before 2018 remains unchanged and represents the year of such fund’s initial closing. 2) Capital Committed represents the amount of inception to date commitments a particular fund has received. 3) Capital Invested, with respect to an investment or group of investments, as applicable, represents cash outlays by the fund for such investment or investments (whether funded through investor capital contributions or borrowing under the fund’s credit facility), including capitalized expenses and unrealized bridge loans allocated to such investment or investments. Capital Invested may be reduced after the date of initial investment as a result of sell-downs. This does not include proceeds eligible for recycling under fund limited partnership agreements. Capital Invested does not include interest expense on borrowing under the fund’s credit facility. 4) Realized Value, with respect to an investment or group of investments, as applicable, represents total cash received or earned by the fund in respect of such investment or investments through the quarter end, including all interest, dividends and other proceeds. Receipts are recognized when cash proceeds are received or earned. Proceeds from an investment that is subject to pending disposition are not included in Realized Value and remain in Unrealized Value until the disposition has been completed and cash has been received. Similarly, any proceeds from an investment that is pending liquidation, or a similar event are not included in Realized Value until the liquidation or similar event has been completed. In addition, monitoring, transaction and other fees are not included in Realized Value but are applied to offset management fees to the extent provided in the fund’s partnership agreement. 5) Unrealized Value, with respect to an investment in a publicly traded security, is based on the closing market price of the security as of the quarter end on the principal exchange on which the security trades, as adjusted by the general partner for any restrictions on disposition. Unrealized Value, with respect to an investment that is not a publicly traded security, represents the general partner’s estimate of the unrealized fair value of the fund’s investment, assuming a reasonable period of time for liquidation of the investment, and taking into consideration the financial condition and operating results of the portfolio company, the nature of the investment, applicable restrictions on marketability, market conditions, foreign currency exposures and other factors the general partner may deem appropriate. Where applicable, such estimate has been adjusted from cost to reflect (i) company performance relative to internal performance markers and the performance of comparable companies; (ii) market performance of comparable companies; and (iii) recent, pending or proposed transactions involving us, such as recapitalizations, initial public offerings or mergers and acquisitions. Given the nature of private investments, valuations necessarily entail a degree of uncertainty and/or subjectivity. There can be no assurance that expected transactions will actually occur or that performance markers will be achieved, and therefore actual value may differ from such estimated value and these differences may be material and adverse. Except as otherwise noted, valuations are as of the quarter end. 6) Total Value, with respect to an investment or group of investments, as applicable, is the sum of Realized Value and Unrealized Value of such investment or investments. 7) Gross IRR and Gross MoM are calculated by adjusting Net IRR and Investor Net MoM to generally approximate investor performance metrics excluding management fees, fund expenses (other than interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments) and performance allocations. With respect to interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments, we have assumed that investor capital contributions were made in respect thereof as of the midpoint of each relevant quarter in which such amounts were incurred. We have further assumed that distributions to investors occurred in the middle of the month in which the related proceeds were received by the fund. Like the Net IRR, Gross IRR and Gross MoM (i) do not reflect the effect of taxes borne, or to be borne, by investors and (ii) excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Such Gross IRR and Gross MoM represent an average of returns for all included investors and does not necessarily reflect the actual return of any particular investor. Gross IRR and Gross MoM are an approximation calculated by adjusting historical data using estimates and assumptions that we believe are appropriate for the relevant fund, but that inherently involve significant judgment. For funds that engaged in de minimis or no fund-level borrowing, Gross IRR is the discount rate at which (i) the present value of all Capital Invested in an investment or investments is equal to (ii) the present value of all realized and unrealized returns from such investment or investments. In this scenario, Gross IRR, with respect to an investment or investments, has been calculated based on the time that capital was invested by the fund in such investment or investments and that distributions were received by the fund in respect of such investment or investments, regardless of when capital was contributed to or distributed from the fund. Gross IRR does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, borne, by investors in the fund and would be lower if it did. For funds that engaged in de minimis or no fund-level borrowing, Gross MoM represents the multiple-of-money on capital invested by the fund for an investment or investments and is calculated as Total Value divided by Capital Invested (i.e., cash outlays by the fund for such investment or investments, whether funded through investor capital contributions or borrowing under the fund’s credit facility). Gross MoM is calculated on a gross basis and does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, by investors in the fund, and would be lower if it did.

TPG | 33 Fund Performance Metrics Notes (Cont’d) 8) Net IRR represents the compound annualized return rate (i.e., the implied discount rate) of a fund, which is calculated using investor cash flows in the fund, including cash received from capital called from investors, cash distributed to investors and the investors’ ending capital balances as of the quarter end. Net IRR is the discount rate at which (i) the present value of all capital contributed by investors to the fund (which excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital) is equal to (ii) the present value of all cash distributed to investors and the investors’ ending capital balances. Net IRR reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Net IRR calculation assumes that investor contributions and distributions occurred in the middle of the month in which they were made. The Net IRR calculation excludes amounts attributable to the general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Net IRR represents an average return for all included investors, including those that pay reduced management fees and/or carried interest, and does not necessarily reflect the actual return of any particular investor. An actual investor that paid management fees and/or carried interest at rates higher than the average would have a lower individual Net IRR. In addition, management fees, fund expenses and carried interest differ from fund to fund, and therefore the impact of such amounts in a particular fund should not be assumed to reflect the impact such amounts would have on any other fund, including in respect of any fund in which a prospective investor is considering an investment. Net IRR for a platform does not include the cash flows for funds that are not currently presenting a Net IRR to their investors. 9) Investor Net MoM, with respect to a fund, represents the multiple-of-money on contributions to the fund by investors. Investor Net MoM is calculated as the sum of cash distributed to investors and the investors’ ending capital balances as of the quarter end, divided by the amount of capital contributed to the fund by investors (which amount excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital). Investor Net MoM reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Investor Net MoM calculation excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Investor Net MoM represents an average multiple-of-money for all included investors and does not necessarily reflect the actual return of any particular investor. An actual investor that paid management fees and/or carried interest at rates higher than the average would have a lower individual net MoM. In addition, management fees, fund expenses and carried interest differ from fund to fund, and therefore the impact of such amounts in a particular fund should not be assumed to reflect the impact such amounts would have on any other fund, including in respect of any fund in which a prospective investor is considering an investment. 10) “NM” signifies that the relevant data would not be meaningful. Performance metrics are generally deemed “NM” for an investment or group of investments when, among other reasons, a fund is in its initial period of operation, or the holding period of the investment or investments is in its initial period of holding, which in each case we typically determine to mean up to twelve months, or the investment or investments do not have a significant cost basis. IRR metrics are generally deemed “NM” prior to the fund calling capital for the applicable investment(s). 11) Amounts shown are in US dollars. When an investment is made in another currency, (i) Capital Invested is calculated using the exchange rate at the time of the investment, (ii) Unrealized Value is calculated using the exchange rate at the quarter end and (iii) Realized Value reflects actual US dollar proceeds to the fund. A fund may enter into foreign currency hedges in connection with an investment made in a currency other than US dollars. Capital Invested with respect to such investment includes the cost of establishing foreign currency hedges. For hedges entered into to facilitate payment of the purchase price for an investment, gains or losses on such hedges are applied, respectively, to reduce or increase Capital Invested with respect to such investment. Thereafter during the life of such investment, (i) Capital Invested includes any inception-to-date net realized losses on such hedges, (ii) Unrealized Value includes the unrealized fair value of such hedges as estimated by the general partner and (iii) Realized Value includes any inception-to-date net realized gain on such hedges. For hedges entered into in anticipation of receipt of exit proceeds, (i) losses on such hedges are first applied to offset exit proceeds, with any remaining losses applied to increase Capital Invested and (ii) gains on such hedges are first applied to reverse any inception-to-date net realized losses that were previously included in Capital Invested, with any remaining gains applied to increase Realized Value. Where a foreign currency hedge is implemented as part of the investment structure below the fund, such hedge is similarly reflected in Capital Invested and Realized Value to the extent that there are corresponding cash outflows from and inflows to the fund in respect of such hedge, and otherwise is included in Unrealized Value. 12) Our special purpose acquisition companies (“SPACs”) which include Pace Holdings Corp., TPG Pace Holdings Corp., TPG Pace Tech Opportunities Corp., TPG Pace Beneficial Finance Corp., TPG Pace Energy Holdings Corp., TPG Pace Solutions Corp., TPG Pace Beneficial II Corp. and AfterNext HealthTech Acquisition Corp. within the Market Solutions platform are not reflected. Gross IRR, Gross MoM and Net IRR are not meaningful for SPAC products as they are designed to identify an investment and merge to become a public company.

TPG | 34 Fund Performance Metrics Notes (Cont’d) 13) As of June 30, 2023, TPEP Long/Short had estimated inception-to-date gross returns of 169% and net returns of 123%. These performance estimates represent the composite performance of TPG Public Equity Partners, LP and TPG Public Equity Partners Master Fund, L.P., adjusted as described below. The performance estimates are based on an investment in TPG Public Equity Partners, LP made on September 1, 2013, the date of TPEP’s inception, with the performance estimates for the period from January 1, 2016 to present being based on an investment in TPG Public Equity Partners Master Fund, L.P. made through TPG Public Equity Partners-A, L.P., the “onshore feeder.” Gross performance figures (i) are presented after any investment-related expenses, net interest, other expenses and the reinvestment of dividends; (ii) include any gains or losses from “new issue” securities; and (iii) are adjusted for illustration purposes to reflect the reduction of a hypothetical 1.5% annual management fee. Net performance assumes a 20% performance allocation. Performance results for a particular investor may vary from the performance stated as a result of, among other things, the timing of its investment(s) in TPEP, different performance allocation terms, different management fees, the feeder through which the investor invests and the investor’s eligibility to participate in gains and losses from “new issue” securities. Unrealized Value represents net asset value before redemptions. As of June 30, 2023, TPEP Long Only had estimated inception-to-date gross returns of 35% and net returns of 34%. These performance estimates represent performance for TPEP Long Only and are based on an investment in TPEP Long Only made on May 1, 2019, the date of TPEP Long Only’s inception, through TPG Public Equity Partners Long Opportunities-A, L.P., the “onshore feeder.” Gross performance figures are presented after any investment-related expenses, a 1% annual management fee, net interest, other expenses and the reinvestment of dividends, and include any gains or losses from “new issue” securities. Net performance assumes a 20% performance allocation, with the performance allocation only received upon outperforming the relevant benchmark. Performance results for a particular investor may vary from the performance stated as a result of, among other things, the timing of its investment(s) in TPEP Long Only, different performance allocation terms, different management fees, the feeder through which the investor invests and the investor’s eligibility to participate in gains and losses from “new issue” securities. Unrealized Value represents net asset value before redemptions. 14) Capital Committed for TRTX includes $1,201 million of private capital raised prior to TRTX’s initial public offering in July 2017 and $715 million issued during and subsequent to TRTX’s initial public offering. 15) Legacy funds represent funds whose strategies are not expected to have successor funds but that have not yet been substantially wound down. 16) Discontinued funds represent legacy funds that have substantially been wound down or are fully liquidated. The following TPG funds are considered discontinued: Latin America, Aqua I, Aqua II, Ventures, Biotech I, Biotech II, TPG TFP, TAC 2007 and DASA PE. 17) Total TPG track record amounts do not include results from RMB - Shanghai and RMB - Chongqing or China Ventures, a joint venture partnership. 18) Unless otherwise specified, the fund performance information presented above for certain funds is, due to the nature of their strategy, as of March 31, 2023. Accordingly, the fund performance information presented above for the funds does not reflect any fund activity for the quarter ended June 30, 2023 and therefore does not cover the same period presented for other funds. Any activity occurring during the quarter ended June 30, 2023 will be reflected in the performance information presented in future reporting. 19) Certain funds recorded capital commitments prior to June 30, 2023, but were not activated or had not yet made their first investment. Therefore the only activity reflected in the track record with respect to these funds was the capital commitments.

TPG | 35 GAAP Statements of Operations Expanded (Unaudited) ($ in thousands) 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 2Q'23 YTD 2Q'23 LTM Revenues Fees and other $ 289,955 $ 333,496 $ 350,179 $ 311,471 $ 327,103 $ 638,574 $ 1,322,249 Capital allocation-based income (398,237) 227,628 89,156 331,674 276,171 607,845 924,629 Total revenues (108,282) 561,124 439,335 643,145 603,274 1,246,419 2,246,878 Expenses Compensation and benefits Cash-based compensation and benefits 115,639 116,753 124,945 120,451 115,667 236,118 477,816 Equity-based compensation 145,140 143,149 153,514 157,293 155,166 312,459 609,122 Performance allocation compensation (298,026) 149,495 41,949 221,341 172,077 393,418 584,862 Total compensation and benefits (37,247) 409,397 320,408 499,085 442,910 941,995 1,671,800 General, administrative and other 77,671 95,533 93,447 104,873 104,544 209,417 398,397 Depreciation and amortization 8,558 7,372 8,361 8,222 8,304 16,526 32,259 Interest expense 4,731 5,737 6,506 7,418 8,518 15,936 28,179 Expenses of consolidated Public SPACs: Other 457 567 769 519 453 972 2,308 Total expenses 54,170 518,606 429,491 620,117 564,729 1,184,846 2,132,943 Investment income Income from investments: Net gains from investment activities (99,395) 1,907 (19,286) 14,816 846 15,662 (1,717) Interest, dividends and other 782 2,407 5,775 7,971 9,983 17,954 26,136 Investment income of consolidated Public SPACs: Unrealized gains on derivative liabilities 5,823 3,235 667 (750) 667 (83) 3,819 Interest, dividends and other 843 3,571 2,201 2,712 3,134 5,846 11,618 Total investment income (91,947) 11,120 (10,643) 24,749 14,630 39,379 39,856 Income before income taxes (254,399) 53,638 (799) 47,777 53,175 100,952 153,791 Income tax expense 8,098 432 8,949 12,103 13,164 25,267 34,648 Net income (262,497) 53,206 (9,748) 35,674 40,011 75,685 119,143 Less: Net income attributable to redeemable equity in Public SPACs prior to IPO — — — — — — — Net income attributable to other non-controlling interests prior to IPO — — — — — — — Net income attributable to TPG Group Holdings prior to IPO — — — — — — — Net income attributable to redeemable equity in Public SPACs 4,058 7,322 1,962 1,529 5,367 6,896 16,180 Net income attributable to non-controlling interests in TPG Operating Group (128,869) (6,898) (40,145) (25,492) (25,306) (50,798) (97,841) Net income attributable to other non-controlling interests (127,827) 15,422 4,794 34,582 32,755 67,337 87,553 Net income attributable to TPG Inc. subsequent to IPO $ (9,859) $ 37,360 $ 23,641 $ 25,055 $ 27,195 $ 52,250 $ 113,251

TPG | 36 Non-GAAP Financial Measures Expanded See the Reconciliations and Disclosures section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. ($ in thousands) 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 2Q'23 YTD 2Q'23 LTM Fee-Related Revenues Management Fees $ 222,686 $ 254,510 $ 249,933 $ 247,998 $ 256,612 $ 504,610 $ 1,009,053 Transaction, monitoring and other fees, net 21,168 14,909 46,245 4,672 16,864 21,536 82,690 Other Income 12,018 12,874 11,131 12,783 12,256 25,039 49,044 Fee-Related Revenues 255,872 282,293 307,308 265,453 285,733 551,186 1,140,787 Fee-Related Expenses Compensation and benefits, net 95,547 96,758 102,476 100,155 95,888 196,043 395,277 Operating expenses, net 58,522 64,324 65,981 66,014 64,415 130,429 260,734 Fee-Related Expenses 154,069 161,082 168,457 166,169 160,303 326,472 656,011 Fee-Related Earnings 101,803 121,211 138,853 99,284 125,430 224,714 484,778 Realized performance allocations, net 60,175 4,977 95,039 5,025 6,630 11,655 111,671 Realized investment income and other, net 15,443 (336) 19,638 (5,175) (22,762) (27,937) (8,635) Depreciation expense (1,468) (280) (1,270) (1,131) (1,213) (2,344) (3,894) Interest expense, net (4,255) (4,077) (1,033) (1,033) 816 (217) (5,327) Distributable Earnings 171,698 121,495 251,227 96,970 108,901 205,871 578,593 Income taxes (9,831) (8,678) (24,681) (9,128) (12,662) (21,790) (55,149) After-Tax Distributable Earnings $ 161,867 $ 112,817 $ 226,546 $ 87,842 $ 96,240 $ 184,082 $ 523,445

Reconciliations and Disclosures

TPG | 38 GAAP to Non-GAAP Financial Measures Reconciliation ($ in thousands) 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 2Q'23 YTD 2Q'23 LTM GAAP Revenue $ (108,282) $ 561,124 $ 439,335 $ 643,145 $ 603,274 $ 1,246,419 $ 2,246,878 Capital-allocation Income 398,237 (227,628) (89,156) (331,674) (276,171) (607,845) (924,629) Expense Reimbursements (36,022) (54,219) (43,172) (44,249) (40,105) (84,354) (181,745) Investment income and other 1,939 3,016 301 (1,769) (1,265) (3,034) 283 Fee-Related Revenue $ 255,872 $ 282,293 $ 307,308 $ 265,453 $ 285,733 $ 551,186 $ 1,140,787 GAAP Expense $ 54,170 $ 518,606 $ 429,491 $ 620,117 $ 564,729 $ 1,184,846 $ 2,132,943 Depreciation and amortization expense (8,558) (7,372) (8,361) (8,222) (8,304) (16,526) (32,259) Interest expense (4,731) (5,737) (6,506) (7,418) (8,518) (15,936) (28,179) Expense related to consolidated Public SPACs (457) (567) (769) (519) (453) (972) (2,308) Expense Reimbursements (36,022) (54,219) (43,172) (44,249) (40,105) (84,354) (181,745) Performance allocation compensation 298,026 (149,495) (41,949) (221,341) (172,077) (393,418) (584,862) Equity based compensation (145,140) (143,149) (153,514) (157,293) (155,166) (312,459) (609,122) Non-core expenses and other (3,219) 3,015 (6,763) (14,906) (19,803) (34,709) (38,457) Fee-Related Expenses $ 154,069 $ 161,082 $ 168,457 $ 166,169 $ 160,303 $ 326,472 $ 656,011 ($ in thousands) 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 2Q'23 YTD 2Q'23 LTM Net Income $ (262,497) $ 53,206 $ (9,748) $ 35,674 $ 40,011 $ 75,685 $ 119,143 Net (income) attributable to redeemable interests in Public SPACs (4,058) (7,322) (1,962) (1,529) (5,367) (6,896) (16,180) Net (income) attributable to other non-controlling interests 127,827 (15,422) (4,794) (34,582) (32,755) (67,337) (87,553) Amortization expense 3,083 2,949 4,849 3,538 3,538 7,076 14,874 Equity-based compensation 146,023 144,159 154,115 155,706 154,564 310,270 608,544 Unrealized performance allocations, net 119,222 (48,067) 82,719 (66,475) (50,927) (117,402) (82,750) Unrealized investment income 31,201 (2,116) 22,301 (9,350) (12,655) (22,005) (1,820) Unrealized (gain) on derivatives (37) (338) (59) 66 (59) 7 (390) Income taxes (1,848) (7,543) (15,762) 2,988 797 3,785 (19,520) Non-recurring and other 2,951 (6,689) (5,113) 1,805 (907) 899 (10,904) After-tax Distributable Earnings 161,867 112,817 226,546 87,842 96,240 184,082 523,445 Income taxes 9,831 8,678 24,681 9,128 12,662 21,790 55,149 Distributable Earnings 171,698 121,495 251,227 96,970 108,901 205,871 578,593 Realized performance allocations, net (60,175) (4,977) (95,039) (5,025) (6,630) (11,655) (111,671) Realized investment income and other, net (15,443) 336 (19,638) 5,175 22,762 27,937 8,635 Depreciation expense 1,468 280 1,270 1,131 1,213 2,344 3,894 Interest expense, net 4,255 4,077 1,033 1,033 (816) 217 5,327 Fee-Related Earnings $ 101,803 $ 121,211 $ 138,853 $ 99,284 $ 125,430 $ 224,714 $ 484,778

TPG | 39 GAAP to Non-GAAP Balance Sheet Reconciliation ($ in thousands) 4Q'22 2Q'23 Total GAAP Assets $ 7,941,738 $ 7,770,187 Impact of consolidated Public SPACs Cash and cash equivalents (5,097) (4,059) Assets held in Trust Accounts (653,635) (259,370) Due from affiliates (45) (45) Other assets (412) (81) Subtotal for impact of consolidated Public SPACs (659,189) (263,555) Impact of other consolidated entities Cash and cash equivalents (415,797) (315,956) Due from affiliates (211,097) (163,559) Investments (4,110,535) (4,409,403) Other assets (134,505) (149,743) Subtotal for impact of other consolidated entities (4,871,934) (5,038,661) Reclassification adjustments Due from affiliates 8,458 (12,194) Investments (1,219,333) (1,385,815) Accrued performance allocations 642,519 759,778 Investments in funds 576,814 626,037 Other assets 81,354 68,443 Subtotal for reclassification adjustments 89,812 56,249 Total Book Assets $ 2,500,427 $ 2,524,220 ($ in thousands) 4Q'22 2Q'23 Total GAAP Liabilities $ 4,202,232 $ 4,381,284 Impact of consolidated Public SPACs Accounts payable and accrued expenses (236) (206) Derivative liabilities of Public SPACs (667) (750) Deferred underwriting (22,750) (8,750) Subtotal for impact of consolidated Public SPACs (23,653) (9,706) Impact of other consolidated entities Accounts payable and accrued expenses (90,685) (176,678) Due to affiliates (134,562) (118,641) Accrued performance allocation compensation (3,269,889) (3,388,976) Other liabilities (206,276) (199,908) Subtotal for impact of other consolidated entities (3,701,412) (3,884,203) Reclassification adjustments Accounts payable and accrued expenses 40,698 37,369 Due to affiliates (5,301) (6,123) Other liabilities (19,815) (26,937) Subtotal for reclassification adjustments 15,582 4,309 Total Book Liabilities $ 492,749 $ 491,684

TPG | 40 Additional Information Dividend Policy Our current intention is to pay holders of our Class A common stock and nonvoting Class A common stock a quarterly dividend representing at least 85% of TPG Inc.’s share of distributable earnings attributable to the TPG Operating Group, subject to adjustment as determined by the Executive Committee of our board of directors to be necessary or appropriate to provide for the conduct of our business, to make appropriate investments in our business and funds, to comply with applicable law, any of our debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments and clawback obligations. Although we expect to pay at least 85% of our DE as a dividend, the percentage of our DE paid out as a dividend could fall below that target minimum. All of the foregoing is subject to the further qualification that the declaration and payment of any dividends are at the sole discretion of the Executive Committee prior to the Sunset and the Executive Committee may change our dividend policy at any time, including, without limitation, to reduce such dividends or even to eliminate such dividends entirely. Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of the Executive Committee after taking into account various factors, including our business, operating results and financial condition, current and anticipated cash needs, plans for expansion and any legal or contractual limitations on our ability to pay dividends. Certain of our existing credit facilities include, and any financing arrangement that we enter into in the future may include restrictive covenants that limit our ability to pay dividends. In addition, the TPG Operating Group is generally prohibited under Delaware law from making a distribution to a limited partner to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of the TPG Operating Group (with certain exceptions) exceed the fair value of its assets. Subsidiaries of the TPG Operating Group are generally subject to similar legal limitations on their ability to make distributions to the TPG Operating Group. Non-GAAP Financial Measures In this presentation, we disclose non-GAAP financial measures, including Distributable Earnings (“DE”), After-tax DE, Fee-Related Earnings (“FRE”), Fee-Related Revenues (“FRR”), and Fee- Related Expenses. These measures are not financial measures under GAAP and should not be considered as substitutes for net income, revenues or total expenses, and they may not be comparable to similarly titled measures reported by other companies. These measures should be considered in addition to GAAP measures. We use these measures to assess the core operating performance of our business, and further definitions can be found on the following pages.

TPG | 41 Definitions After-tax Distributable Earnings (“After-tax DE”) is a non-GAAP performance measure of our distributable earnings after reflecting the impact of income taxes. We use it to assess how income tax expense affects amounts available to be distributed to our Class A common stock holders and Common Unit holders. After-tax DE differs from GAAP net income computed in accordance with GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total GAAP income tax expense adjusted to include only the current tax expense (benefit) calculated on GAAP net income before income tax and includes the current payable under our Tax Receivable Agreement, which is recorded within other liabilities in our consolidated statement of financial condition. Further, the current tax expense (benefit) utilized when determining After-tax DE reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of DE, such as equity-based compensation charges. We believe that including the amount currently payable under the Tax Receivable Agreement and utilizing the current income tax expense (benefit), as described above, when determining After-tax DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders. Assets Under Management (“AUM”) represents the sum of: i) fair value of the investments and financial instruments held by our carry funds (including fund-level asset-related leverage), including our private equity and real estate funds, as well as related co-investment vehicles managed or advised by us, plus the capital that we are entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription-related credit facilities at our carry funds, and including capital commitments to funds that have yet to commence their investment periods; ii) the gross amount of assets (including leverage where applicable) for our mortgage REIT and collateralized fundraising vehicles; iii) the net asset value of our hedge funds; and iv) IPO proceeds held in trust, excluding interest, as well as forward purchase agreements and proceeds associated with the private investment in public equity related to our Public SPACs upon the consummation of a business combination. Our definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds, entities, or accounts that we manage or advise, or calculated pursuant to any regulatory definitions. AUM Not Yet Earning Fees represents the amount of capital commitments to TPG investment funds and co-investment vehicles that has not yet been invested or considered active, and as this capital is invested or activated, the fee-paying portion will be included in FAUM. AUM Subject to Fee Earning Growth represents capital commitments that can grow fees when deployed through earning new management fees (AUM Not Yet Earning Fees) or when invested from a higher rate of management fees (FAUM Subject to Step-Up). Available capital is the aggregate amount of unfunded capital commitments that partners have committed to our funds and co-investment vehicles to fund future investments, as well as IPO and forward purchase agreement proceeds associated with our Public SPACs, and private investment in public equity commitments by investors upon the consummation of a business combination associated with our Public SPACs. Available capital is reduced for investments completed using fund-level subscription-related credit facilities; however, it is not reduced for investments that we have committed to make yet remain unfunded at the reporting date. We believe this measure is useful to investors as it provides additional insight into the amount of capital that is available to our investment funds and co-investment vehicles to make future investments. Capital invested is the aggregate amount of capital invested during a given period by TPG’s investment funds, co-investment vehicles and SPACs in conjunction with the completion of a business combination. It excludes hedge fund activity. We believe this measure is useful to investors as it measures capital deployment across TPG. Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable. Capital raised is the aggregate amount of capital commitments raised by our investment funds and co-investment vehicles during a given period, as well as IPO and forward purchase agreements associated with our Public SPACs and private investment in public equity upon the consummation of a business combination associated with one of our Public SPACs. We believe this measure is useful to investors as it measures our access to capital and our ability to grow our management fee base. Catch-up fees, also known as out of period management fees, represent fees paid in any given period that are related to a prior period, usually due to a new limited partner coming into a fund in a subsequent close.

TPG | 42 Definitions (Cont’d) Distributable Earnings (“DE”) is used to assess performance and amounts potentially available for distributions to partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of net income. DE differs from GAAP net income computed in accordance with GAAP in that it does not include: i) unrealized performance allocations and related compensation and benefit expense; ii) unrealized investment income; iii) equity-based compensation expense; iv) net income (loss) attributable to non-controlling interests in consolidated entities; or v) certain non-cash items, such as contingent reserves. Distributable Earnings participating shares refers to the sum of (i) shares (Class A voting, Class A non-voting, and TPG Operating Group Common Units) and (ii) share-based payment awards with non-forfeitable rights to dividends that benefit from the distribution of profits from TPG Operating Group at the end of any given period. This does not include shares or restricted stock units (i) whose dividends accrue to be paid on vesting or (ii) which do not participate in dividends. Excluded Assets refers to the assets and economic entitlements transferred to RemainCo listed in Schedule A to the master contribution agreement entered into in connection with the Reorganization (as defined herein), which primarily include (i) minority interests in certain sponsors unaffiliated with TPG, (ii) the right to certain performance allocations in TPG funds, (iii) certain co-invest interests and (iv) cash. FAUM Subject to Step-Up represents capital raised within certain funds where the management fee rate increases once capital is invested. Subject to certain limitations, limited partners in these funds pay a lower fee on committed and undrawn capital. As capital is drawn down for investments, the fees paid on that capital increases. FAUM Subject to Step-Up is included within FAUM. Fee-Related Earnings (“FRE”) is a supplemental performance measure and is used to evaluate our business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude: i) realized performance allocations and related compensation expense; ii) realized investment income from investments and financial instruments; iii) net interest (interest expense less interest income); iv) depreciation; v) amortization; and vi) certain non-core income and expenses. We use FRE to measure the ability of our business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related GAAP measures is not adequate due to the adjustments described herein. Fee-Related Earnings margin is defined as Fee-Related Earnings divided by Fee-Related Revenues. Fee-Related Expenses differs from expenses computed in accordance with GAAP in that it is net of certain reimbursement arrangements. Fee-related expenses is used in management’s review of the business. Fee-Related Revenues (“FRR”) is comprised of (i) management fees, (ii) transaction, monitoring and other fees, net, and (iii) other income. Fee-related revenue differs from revenue computed in accordance with GAAP in that it excludes certain reimbursement expense arrangements. Fee earning AUM (“FAUM”) represents only the AUM from which we are entitled to receive management fees. FAUM is the sum of all the individual fee bases that are used to calculate our management fees and differs from AUM in the following respects: (i) assets and commitments from which we are not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which we are entitled to receive only performance allocations or are otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in our private equity and real estate funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are generally not impacted by changes in the fair value of underlying investments. We believe this measure is useful to investors as it provides additional insight into the capital base upon which we earn management fees. Our definition of FAUM is not based on any definition of AUM or FAUM that is set forth in the agreements governing the investment funds and products that we manage. Net accrued performance allocations represents both unrealized and undistributed performance allocations resulting from our general partner interests in our TPG funds. We believe this measure is useful to investors as it provides additional insight into the accrued performance allocations to which the TPG Operating Group Common Unit holders are expected to receive.

TPG | 43 Definitions (Cont’d) Non-GAAP Financial Measures represent financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. We use these measures to assess the core operating performance of our business. Operating profit margin is defined as GAAP net income divided by GAAP total revenue. Performance Allocation Eligible AUM refers to the AUM that is currently, or may eventually, produce performance allocations. Performance Allocation Generating AUM refers to the AUM of funds we manage that are currently above their respective hurdle rate or preferred return, and profit of such funds are being allocated to, or earned by, us in accordance with the applicable limited partnership agreements or other governing agreements. Realizations represent the aggregate investment proceeds generated by our TPG investment funds and co-investment vehicles and Public SPACs in conjunction with the completion of a business combination. We believe this measure is useful to investors as it drives investment gains and performance allocations. RemainCo refers to, collectively, Tarrant RemainCo I, L.P., a Delaware limited partnership, Tarrant RemainCo II, L.P., a Delaware limited partnership, and Tarrant RemainCo III, L.P., a Delaware limited partnership, which owns the Excluded Assets, and Tarrant RemainCo GP LLC, a Delaware limited liability company serving as their general partner. Reorganization refers to a series of actions completed by the owners of TPG Group Holdings and TPG Operating Group on January 12, 2022 as part of a corporate reorganization, in conjunction with an initial public offering (“IPO”) that was completed on January 18, 2022. TPG Operating Group refers to TPG Operating Group I, L.P., TPG Operating Group II, L.P., and TPG Operating Group III, L.P. TPG Partner Holdings refers to TPG Partner Holdings, L.P., a Delaware limited partnership, which is a TPG Partner Vehicle that indirectly owns substantially all of the economic interests of TPG Group Holdings, a TPG Partner Vehicle. Value creation, with respect to an investment or group of investments, represents the appreciation or depreciation of value during a given measurement period, with the numerator being the total change in value reduced by capital invested during the measurement period, and the denominator being the sum of: i) the unrealized value at the beginning of the measurement period; ii) capital invested in follow-on investments made during the measurement period; and iii) capital invested in new investments made during the measurement period if the new investment had a change in value.